                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 15, 1999


                                  Netzee, Inc.
             (Exact name of registrant as specified in its charter)

     Georgia                            0-27925              58-2488883
     (State or other jurisdiction       (Commission          (I.R.S. Employer
     of incorporation or organization)  File Number)         Identification No.)

           6190 Powers Ferry Road, Suite 400, Atlanta, Georgia 30339
                    (Address of principal executive offices)

                                 (770) 850-4000
              (Registrant's telephone number including area code)

        2410 Paces Ferry Road, 150 Paces Summit, Atlanta, Georgia 30339
              (Former name, former address and former fiscal year,
                          if changed since last report)


Item 2.  Acquisition or Disposition of Assets.

Pursuant to the terms of the Asset Purchase Agreement dated December 15, 1999 by and among Netzee, Inc. ("Netzee"), Netcal, Inc., a wholly-owned subsidiary of Netzee ("Netcal"), DPSC Software, Inc., a California corporation ("DPSC"), and certain shareholders of DPSC, effective as of December 15, 1999, Netcal acquired certain operating assets and assumed certain operating liabilities of DPSC for a total purchase price (the "Purchase Price") of approximately $33,547,000, including $18,500,000 in cash, 500,000 shares of Netzee Series A 8% Convertible Preferred Stock having a value as of December 15, 1999 of approximately $6,500,000, 525,000 shares of Netzee common stock having a value as of December 15, 1999 of approximately $7,547,000 and the payment of other acquisition costs of approximately $1,000,000. Netzee paid the cash portion of the purchase price using proceeds from the initial public offering of its common stock. A portion of the shares of common stock and preferred stock issued in this transaction was placed in escrow for indemnification and other purposes. The amount of the consideration was determined based upon arm's length negotiations.

DPSC is located in Calabasas Hills, California and was engaged principally in the business of developing, marketing and distributing software and providing related products and services to financial institutions, including marketing and distributing Internet banking software and other products of third parties. Netzee intends to continue to use the acquired assets to engage in these activities.

Bruce R. Gall, the founder and former Chief Executive Officer of DPSC, has become an Executive Vice President of Netzee, Inc.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired.

           It is impractical to provide the required financial statements for DPSC at the date of the filing of this Form 8-K. The required financial statements will be provided by amendment as soon as practicable, but no later than sixty days after the date on which this initial report on Form 8-K must be filed.
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         (b) Pro Forma Financial Information.

            It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided by amendment as soon as practicable, but no later than sixty days after the date on which this initial report on Form 8-K must be filed.

         (c) Exhibits.


         Item No.          Exhibit List

         2.1*              Asset Purchase Agreement dated December 15, 1999 by and among
                           Netzee, Netcal and DPSC.**

         4.1*              Form of Netzee, Inc. Series A 8% Convertible Preferred Stock
                           certificate.

         4.2*              Registration Rights Agreement, dated December 15, 1999, by and between Netzee, Inc. and each of the former shareholders of DPSC Software, Inc.

         99.1              Press Release dated December 15, 1999.

*Incorporated by reference from Netzee's Form 10-Q for the quarter ended September 30, 1999, as filed with the Securities and Exchange Commission on December 22, 1999.

**Pursuant to Item 601(b)(2) of Regulation S-K, Netzee agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NETZEE, INC.

Date:  December 30, 1999                    /s/  Richard S. Eiswirth
                                            -----------------------------------------------
                                            Executive Vice President, Chief Financial Officer and Secretary
                                            (Principal Financial and Accounting Officer and
                                            Duly Authorized Officer)

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                                  EXHIBIT LIST



         Exhibit No.       Description
                           -----------

         2.1*              Asset Purchase Agreement dated December 15, 1999 by and among
                           Netzee, Netcal and DPSC.**

         4.1*              Form of Netzee, Inc. Series A 8% Convertible Preferred Stock
                           certificate.

         4.2*              Registration Rights Agreement, dated December 15, 1999, by and between Netzee, Inc. and each of the former shareholders of DPSC Software, Inc.

         99.1              Press Release dated December 15, 1999.




*Incorporated by reference from Netzee's Form 10-Q for the quarter ended September 30, 1999, as filed with the Securities and Exchange Commission on December 22, 1999.

**Pursuant to Item 601(b)(2) of Regulation S-K, Netzee agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.